SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 20, 2019

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1001, Building T5,

DaZu Square, Daxing District,

Beijing, People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 10-87227366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 20, 2019 (the “Execution Date”), Shineco Inc. (the “Company”) entered into an industrial cannabis technology transfer agreement with the Hemp Research Institute of the Chinese Academy of Agricultural Sciences (“HRI”), pursuant to which HRI agreed to transfer use rights and intellectual property rights of its newly bred high CBD industrial cannabis strains, the M11 line, to the Company (the “Use Rights”). The technology transfer agreement is effective for two years commencing from March 20, 2019. The Company agreed to pay an aggregate of RMB 5 million for the Use Rights, payable in three installments of RMB 2.75 million, RMB 1.25 million and RMB 1 million, respectively, due five business days from the Execution Date, five business days from the successful validation of certain technical specifications, and five business days from the Company obtaining strain certification, respectively.

On March 20, 2019, the Company entered into an industrial cannabis apocynum planting technical service agreement with HRI (the “Technical Service Agreement”), pursuant to which HRI agreed to provide the Company with proposals for farmland infrastructure maintenance, agricultural product procurement and industrial cannabis, apocynum strain selection and planting. Additionally, HRI also agreed to guide the Company in its planting, field management and harvest during the growing period for industrial cannabis and apocynum. The Company agreed to pay an aggregate of RMB 500,000 to HRI under the Technical Service Agreement, payable in three installments of RMB 250,000, RMB 150,000 and RMB 100,000, respectively, due April 1, 2019, September 1, 2019 and November 1, 2019, respectively.

Item 7.01 Regulation FD Disclosure.

On March 20, 2019, the Company issued a press release titled “Shineco, Inc. Establishes Subsidiary to Capture Industrial Cannabis Market.” A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01, including the accompanying press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated March 20, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shineco Inc.

Date: March 20, 2019	By:	/s/ Yuying Zhang
Name: Yuying Zhang Title: Chief Executive Officer

2